UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2003

Fotoball USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24608	33-0614889
(State or other jurisdiction of	Commission File	(I.R.S. Employer
incorporation or organization)	Number	Identification No.)

6740 Cobra Way, San Diego, California 92121

(Address of principal executive offices and zip code)

(858) 909-9900

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

ITEM 7.  Financial Information and Exhibits

           (c) Exhibits

                 99.1  Press release issued by Fotoball USA, Inc. on April 22, 2003.

ITEM 9.  Regulation FD Disclosure

      In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

      On April 22, 2003, Fotoball USA, Inc. (the "Company") issued a press release entitled "FOTOBALL USA FIRST QUARTER 2003 RESULTS SHOW STRONG GAINS IN RETAIL SALES: RETAILS SALES INCREASE 55%, PROMOTIONAL SALES DECLINE 78%." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information is being provided under Item 9 in place of Item 12 per interim guidance provided by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOTOBALL USA, INC
(Registrant)

Dated: April 23, 2003	By:	/s/ Thomas R. Hillebrandt
Thomas R. Hillebrandt
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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